                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of Earliest Event Reported)       October 22, 2003

                         MICHAEL ANTHONY JEWELERS, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                     015230              No. 13-2910285
 (State of Incorporation)    (Commission file number)    (I.R.S. Employer
                                                        Identification No.)



                          115 South MacQuesten Parkway
                        Mount Vernon, New York 10550-1724
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (914) 699-0000




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ITEM 5.  OTHER EVENTS
         ------------

Michael Anthony Jewelers, Inc. (the "Company") is filing this report on Form 8-K to report a change in management. Claudia Hollingsworth, President and Director has resigned effective October 24, 2003 to pursue other interests. The duties of the office of the President have been assumed by the Chief Executive Officer and other officers of the Company. A copy of the press release relating to this announcement is attached as Exhibit 99 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS
         --------------------------------

         The following exhibit is filed with this report.

         C.   Exhibits

          99   Press Release issued October 22, 2003.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MICHAEL ANTHONY JEWELERS, INC.



Dated:  October 22, 2003               By:\s\  Michael A. Paolercio
                                          --------------------------------
                                          Michael A. Paolercio
                                          Senior Vice President and
                                          Treasurer


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The Brand America Trusts...The Jewelry     [MICHAEL ANTHONY JEWELERS, INC. LOGO]
America Wears                              MICHAEL ANTHONY JEWELERS, INC.
                                           115 South MacQuesten Pkwy
                                           Mt. Vernon, New York 10550-1724
                                           Phone: (914)-699-0000
                                           Fax: (914)-699-2335





Contact: Allan Corn
Chief Financial Officer
(914) 699-0000 Ext. 464

FOR IMMEDIATE RELEASE:

--------------------------------------------------------------------------------
                    MICHAEL ANTHONY JEWELERS, INC. ANNOUNCES
                                MANAGEMENT CHANGE

     Mt. Vernon, NY - October 22, Michael Anthony Jewelers, Inc., a leading marketer and manufacturer of gold jewelry, today announced that Claudia Hollingsworth, President and Director, has resigned to pursue other interests.

     Michael Paolercio, Chief Executive Officer said, "We wish Claudia the best of luck in the future and we thank her for her contribution to the company over the last eighteen months."

         Ms. Hollingsworth added, "I am extremely proud of the great strides the company has made over the past eighteen months and throughout its long history. I am confident that Michael Anthony will continue its success well into the future."

         Michael Anthony Jewelers is a leading designer, marketer and manufacturer of branded affordable fine jewelry and watches, whose customers include jewelry chain stores, discount stores, department stores, television shopping networks and wholesalers.



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